July 31, 2008

DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Financial Long-Short Fund
Diamond Hill Strategic Income Fund

Supplement to Prospectus Dated April 30, 2008

The Board of Trustees of Diamond Hill Funds has approved BHIL Distributors, Inc. to serve as the new distributor for the Funds upon obtaining the necessary regulatory approvals. Until that time, IFS Fund Distributors, Inc. will continue as the Funds' distributor.

This Supplement and the Prospectus dated April 30, 2008 provide the information a prospective investor ought to know before investing and should be retained for future reference.